SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 23, 2007
                                                          ---------------


                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                     0-28815                   06-1241321
           --------                     -------                   ----------
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

    13 North Street, Litchfield, Connecticut                    06759
    ----------------------------------------                    -----
    (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report
First Litchfield Financial Corporation



Section 8.  Other Events.

         Item 8.01.  Other Events.
                     ------------

         The Board of Directors of First Litchfield Financial Corporation (the "Company") declared a $0.15 per share quarterly cash dividend at their August 23, 2007 Board Meeting. The quarterly cash dividend will be paid on October 23, 2007, to stockholders of record as of September 6, 2007.

Section 9.  Financial Statements and Exhibits.
            ---------------------------------

         Item 9.01  Financial Statements and Exhibits.
                    ---------------------------------

         (a) Not applicable.
         (b) Not applicable.
         (c) Exhibits.
             99.1   Press release dated August 24, 2007.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                     FIRST LITCHFIELD FINANCIAL CORPORATION


                            BY:  /s/ JOSEPH J. GRECO
                                 ------------------------
                                 President and Chief Executive Officer


Dated:  August 24, 2007


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